UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2012 (December 4, 2012)

RADIATION THERAPY SERVICES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-170812		26-1747745
(Commission File Number)		(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of independent registered public accounting firm.

On December 4, 2012, Radiation Therapy Services Holdings, Inc. (the “Company”) notified Ernst & Young LLP (“E&Y”) that E&Y would be dismissed as the Company’s independent registered public accounting firm.  E&Y’s dismissal became effective on December 4, 2012.  The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

During the Company’s two most recent fiscal years ended December 31, 2011 and 2010 and January 1, 2012 through December 4, 2012, the Company has not had any disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements.  In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  E&Y’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized E&Y to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided E&Y a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a).  A copy of E&Y’s letter, dated December 10, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 Engagement of new independent registered public accounting firm.

On December 4, 2012, the Company approved the engagement of a new accounting firm as the Company’s independent registered public accounting firm beginning with the fiscal year ended December 31, 2012.  The engagement of this accounting firm had previously been approved by the Audit Committee on November 28, 2012.  The engagement of the accounting firm is contingent upon the completion of their required client acceptance procedures.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated December 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.

Date: December 10, 2012	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated December 10, 2012